Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property and Equipment, Net
Property and Equipment, Net

7. Property and Equipment, Net

Property and equipment, net consisted of the following (in thousands):

	December 31,
	2021	2020
Computers and telecom equipment	$40	$217
Lab equipment	568	487
Purchased software	—	59
Furniture and fixtures	37	37
Leasehold improvements	491	95
Leased equipment	21,100	10,124
Internal-use software	1,029	—
Sales demo equipment	1,938	824
	25,203	11,843
Less: Accumulated depreciation and amortization	(3,611)	(2,527)
	$21,592	$9,316

As of December 31, 2021 and 2020, the net book value of internal-use software was $1.0 million and $0, respectively. Depreciation expense and amortization expense related to property and equipment was $2.9 million and $1.1 million for the years ended December 31, 2021 and 2020, respectively, which included amortization expense of internal-use software of less than $0.1 million and $0 for the years ended December 31, 2021 and 2020, respectively.

Leased equipment and the related accumulated depreciation were as follows:

	December 31,
	2021	2020
Leased equipment	$21,100	$10,124
Accumulated depreciation	(2,761)	(1,385)
Leased equipment, net	$18,339	$8,739

Depreciation related to leased units was $2.5 million and $0.8 million during the years ended December 31, 2021 and 2020, respectively. Depreciable lives generally range from 4 to 7 years, consistent with the Company’s planned and historical usage of the equipment subject to operating leases.

Impairment of property and equipment was $1.9 million for the year ended December 31, 2021. There was no impairment recognized for the year ended December 31, 2020. This related to Edge units and Express prototype units that were removed from service and retired. The Company is transitioning its domestic customers from the Legacy Edge units to its most current Evolv Express units, which resulted in an impairment of the remaining economic value of such assets.